SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

UNIQUE MOBILITY, INC.
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6a(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:
                  Common Stock

2.   Aggregate number of securities to which transaction applies:
                  Common Stock:         17,363,517 shares

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.

4.   Proposed maximum aggregate value of transaction:  Not applicable

5.   Fee paid:  Not applicable

[]  Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:  Not applicable
2.   Form, Schedule or Registration Statement No.  Not applicable
3.   Filing Party:  Not applicable
4.   Date Filed:  Not applicable

                              UNIQUE MOBILITY, INC.
                              425 Corporate Circle
                             Golden, Colorado 80401


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 24, 2001


A special meeting of shareholders of Unique Mobility, Inc. will be held on January 24, 2001, at 9:00 a.m., Denver Time, at 425 Corporate Circle, Golden, Colorado 80401. The meeting will be held for the following purposes:

1. To vote upon a proposal to amend our certificate of incorporation to change our name to UQM Technologies, Inc.

2.   To act upon such other matters as may properly come before the meeting.

The record date for the Special Meeting of Shareholders has been fixed at November 22, 2000. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.


                                 By order of the Board of Directors

November 24, 2000                /s/ Donald A. French
                                 Donald A. French, Secretary


YOUR VOTE IS IMPORTANT. All shareholders, whether or not they expect to attend the Annual Meeting, are requested to complete, date, sign and mail the enclosed proxy, which is solicited by the Board of Directors. The enclosed envelope may be used for that purpose. If you attend the meeting, you may vote in person even though you have given a proxy.

                              UNIQUE MOBILITY, INC.
                              425 Corporate Circle
                             Golden, Colorado 80401
           -----------------------------------------------------------

                                 PROXY STATEMENT
                          ----------------------------

             Regarding an Amendment to the Articles of Incorporation
                           Reflecting a Change of Name
                        ---------------------------------

Approximate date of Mailing this Proxy Statement: December 4, 2000


INTRODUCTION

     This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Unique Mobility, Inc. for a special meeting of stockholders to be held on January 24, 2001. We are first mailing copies of this proxy statement, the attached notice of special meeting of stockholders and the enclosed form of proxy on or about December 4, 2000.

     At the special meeting, holders of our common stock will vote upon a proposal to amend our certificate of incorporation to change our name to UQM Technologies, Inc.

     Under the Colorado Business Corporation Act, this amendment to our Articles of Incorporation must be adopted by the resolution of the Board of Directors and then is subject to the approval of persons owning two-thirds of the securities entitled to vote on the amendment. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval" herein.


PERSONS MAKING THE SOLICITATION

     This proxy is solicited on behalf of the Board of Directors of the Company. The solicitation will be made predominately by mail. The expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Further solicitation of proxies may be made by telephone or oral communication with some shareholders of the Company following the original solicitation. All such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefore.

SHAREHOLDERS ENTITLED TO VOTE

     Shareholders of record at the close of business on November 22, 2000, will be entitled to vote at the meeting. As of that date there were 17,363,517 shares of the Company's $.01 par value common stock outstanding, each share being entitled to one vote. The Company has no other classes of voting securities.

     The holders of one-third of our common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     Holders of common stock are entitled to one vote per share on all matters properly brought before the meeting. The proposal to amend our certificate of incorporation to change our name to UQM Technologies, Inc. requires the affirmative vote of the holders of two-thirds of our outstanding shares of common stock. Abstentions and broker "non-votes" will have the same effect as shares voted against the proposal.

     The Board of Directors is not aware of any matters that will be brought before the meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting, the persons named on the enclosed proxy card will vote in accordance with their best judgment on such matters.

DISSENTERS' RIGHT OF APPRAISAL

     The Colorado Business Corporation Act does not provide for dissenters' rights of appraisal in connection with a change of name of a Colorado corporation. Accordingly, shareholders will not have appraisal rights with respect to the proposed change of the Company's name.

INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to change the name of the Company or in any action covered by the related resolutions adopted by the Board of Directors and executive officers, which is not shared by all other shareholders.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

     The following table shows the ownership of the Company's $0.01 par value common stock by (i) beneficial owners of 5 percent or more of the Company's common stock, (ii) each director, (iii) the Chief Executive Officer and each other executive officer whose annual salary and bonus exceeded $100,000 in the most recent fiscal year and (iv) all directors and executive officers as a group. All security ownership amounts are as of November 22, 2000, except Mr. Geddes whose security ownership amounts are as of September 11, 2000. Unless otherwise noted, each shareholder exercises sole voting and investment power with respect to the shares beneficially owned:

                                          Number of
                                        Common Shares               Percent of
Name of Shareholder                  Beneficially Owned              Class (1)

William G. Rankin                          659,934                      3.67 %
Donald A. French                           399,086                      2.25 %
J. B. Richey (2)                            28,666                       .16 %
Ernest H. Drew                             328,692                      1.88 %
Stephen J. Roy                               7,000                        -  %
Ray A. Geddes (3)                          882,987                      4.98 %
Michael G. Franklin (4)                       -                           -  %

Director and Executive
Officers as a Group (5 persons) (5)      1,423,378                      7.73 %


(1) Calculated separately for each holder on the basis of the actual number of outstanding shares as of November 22, 2000. Assumes that shares issuable upon exercise of options and warrants held by such person (but not by anyone else) and exercisable within 60 days from the date of this document have been issued as of such date.

(2) Mr. Richey is an affiliate of Invacare Corporation which owns 129,032 shares (0.07 %). Mr. Richey disclaims beneficial ownership of Invacare Corporation's shares.

(3) Mr. Geddes retired as Chief Executive Officer on August 11, 1999 and his term of service as a Director of the Company ended on August 15, 2000.

(4) Mr. Franklin resigned as a Director of the Company on May 24, 2000 and as an Executive Officer on July 8, 2000.

(5) Does not include Mr. Geddes or Mr. Franklin who were Executive Officers and Directors during the most recently completed fiscal year, but did not serve in either capacity as of November 22, 2000.

AMENDMENT TO THE ARTICLES OF INCORPORATION
AND VOTE REQUIRED FOR APPROVAL

     The amendment will change the name of the Company to "UQM Technologies, Inc." The purpose of the amendment is to more closely align the name of the corporation with its mission and operations.

     The amendment will require the affirmative vote of the holders of two-thirds of our outstanding shares of common stock.

OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned matter that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

APPROVAL OF DIRECTORS

     The Board of Directors of the Company has approved the contents of this proxy statement and its mailing to the shareholders.


                                      /s/ Donald A. French
                                      Donald A. French, Secretary

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Unique Mobility, Inc., 425 Corporate Circle, Golden, Colorado 80401

The undersigned hereby appoints William G. Rankin and Donald A. French as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of Unique Mobility, Inc. held of record by the undersigned on November 22, 2000 at the Special Meeting of Shareholders to be held on January 24, 2001 or any adjournment thereof.


1. To amend our certificate of incorporation to change our name to UQM Technologies, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING PROPOSAL

                    FOR            AGAINST                 ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Board of Directors is not aware of any other matters to be presented at the meeting for approval by the shareholders.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.








Dated            , 2000                     Signature


Please mark, sign, date and return the proxy
promptly using the enclosed envelope.       Signature, if held jointly